MANAGERS TRUST I

MANAGERS FREMONT MICRO-CAP FUND

MANAGERS FREMONT INSTITUTIONAL MICRO-CAP FUND

Supplement dated December 7, 2007

to the Prospectus dated March 1, 2007

The following information supplements and supersedes any information to the contrary relating to Managers Fremont Micro-Cap Fund and Managers Fremont Institutional Micro-Cap Fund (each a “Fund” and collectively the “Funds”), each a series of Managers Trust I (the “Trust”), contained in the Funds’ Prospectus dated March 1, 2007, (the “Prospectus”).

At a meeting held on December 5-6, 2007, the Trust’s Board of Trustees approved the termination of the subadvisory agreements with respect to the Managers Fremont Micro-Cap Fund and Managers Fremont Institutional Micro-Cap Fund (each a “Fund” and collectively the “Funds”) between Kern Capital Management LLC (“Kern”) and the Funds’ investment manager, Managers Investment Group LLC (“Managers”). The Trust’s Board of Trustees also approved the appointment of Next Century Growth Investors LLC (“Next Century”), Lord, Abbett & Co., LLC (“Lord Abbett”), WEDGE Capital Management L.L.P. (“WEDGE Capital”), and OFI Institutional Asset Management, Inc. (“OFI”) as new subadvisors (the “Subadvisors”) to the Funds effective December 10, 2007. Therefore, effective December 10, 2007, Kern will no longer be subadvisor to the Funds, and each Fund’s portfolio will be subadvised by Next Century, Lord Abbett, WEDGE Capital, and OFI, each managing a portion of each Fund’s portfolio previously managed entirely by Kern. Next Century will manage its portion of each Fund focusing on micro-cap and small-cap growth investments. Lord Abbett will manage its portion of each Fund focusing on micro-cap growth investments. WEDGE Capital will manage its portion of each Fund focusing on micro-cap value investments, and OFI will manage its portion focusing on micro-cap core investments.

In connection with the termination of Kern and the hiring of the Subadvisors for each Fund, the Trust’s Board of Trustees approved a change in the index of the Funds from the Russell 2000® Growth Index to the Russell Microcap® Index.

With respect to the Fremont Micro-Cap Fund, effective January 1, 2008, Managers has contractually agreed, through at least March 1, 2009, to limit annual fund operating expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 1.56% of average daily net assets. Prior to January 1, 2008, the Fremont Micro-Cap Fund did not have a contractual expense limitation.

Effective December 10, 2007, the Prospectus is hereby amended as follows:

All references to Kern shall be deleted and all references to the subadvisors to the Funds shall refer to Next Century, Lord Abbett, WEDGE Capital, and OFI.

Under the sections titled “Summary of the Funds – Managers Fremont Micro-Cap Fund” and “Summary of the Funds – Managers Fremont Institutional Micro-Cap Fund” the following changes are hereby made:

On pages 2 and 6 of the Prospectus, the section titled “Principal Investment Strategies” is hereby deleted and replaced with the following:

PRINCIPAL INVESTMENT STRATEGIES

The Fund’s assets are currently allocated among four Subadvisors, each of which acts independently of the other and uses its own methodology to select portfolio investments. Specifically:

•

One Subadvisor utilizes a value approach to investing whereby the Subadvisor uses both quantitative and qualitative techniques to identify companies and industries that have favorable return potential but are selling at reasonable valuations.

•

Another Subadvisor utilizes a core approach to investing whereby the Subadvisor seeks companies that are run by strong management, have a sustainable competitive advantage, long product cycle and pricing flexibility while consistently delivering a high sustained return on investment.

•	The other two Subadvisors utilize a growth approach to investing whereby they seek to identify companies that are exhibiting rapid growth in their businesses.

•	A Subadvisor will typically sell a stock if it believes that the original investment thesis for why they purchased the stock is no longer intact.

On pages 3 and 7 of the Prospectus, under the section titled “Principal Risks” the following paragraph is hereby added:

Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

Under the section titled “Summary of the Funds – Summary of Principal Risks” the following paragraph is hereby added:

VALUE STOCK RISK

Value stocks present the risk that a stock may decline or never reach what the Subadvisor believes is its full market value, either because the market fails to recognize what the Subadvisor considers to be the company’s true business value or because the Subadvisor’s assessment of the company’s prospects is wrong. Companies whose securities may be characterized as “value” may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. Value stocks may underperform growth stocks during given periods.

Under the sections titled “Summary of the Funds-Managers Fremont Micro-Cap Fund-Fund Facts-Benchmark” and “Summary of the Funds-Managers Fremont Institutional Micro-Cap Fund-Fund Facts-Benchmark” the name of the index shown for each Fund is hereby replaced with the Russell Microcap® Index. In addition, the Average Annual Total Returns tables for each Fund on pages 4 and 8, are hereby supplemented as follows:

With respect to the Managers Fremont Micro-Cap Fund, the following line is inserted into the Average Annual Total Return table immediately above the line titled “Russell 2000 Growth® Index (before taxes)”

Russell Microcap® Index (before taxes)[3]	16.54%	13.75%	10.78%[4]

With respect to the Managers Fremont Institutional Micro-Cap Fund, the following line is inserted into the Average Annual Total Return table immediately above the line titled “Russell 2000 Growth® Index (before taxes)”

Russell Microcap® Index (before taxes)[4]	16.54%	13.75%	10.78%[5]

Under the Average Annual Total Returns tables the following paragraph is hereby added as footnote 3 and 4 for the Managers Fremont Micro-Cap Fund and Managers Fremont Institutional Micro-Cap Fund, respectively:

The Russell Microcap® Index tracks the microcap segment of the U.S. equity market. It makes up less than 3% of the U.S. equity market and is represented by the smallest 1,000 securities in the small-cap Russell 2000 Index plus the next 1,000 securities. The Index reflects no deduction for fees, expenses, or taxes.

The Investment Manager changed the Fund’s index from the Russell 2000® Growth Index to the Russell Microcap® Index because it determined that the Russell Microcap® Index more accurately reflects the types of securities in which the Fund invests.

Under the Average Annual Total Returns tables the following paragraph is hereby added as footnote 4 and 5 for the Managers Fremont Micro-Cap Fund and Managers Fremont Institutional Micro-Cap Fund, respectively:

Since the Russell Microcap® Index’s inception date of June 20, 2000.

Additionally, the fifth and sixth paragraphs relating to Kern under the section titled “Fund Management” under “Summary of the Funds” are hereby deleted and replaced with the following:

The Funds are managed by a group of Subadvisors, each with a specific investment focus.

Next Century Growth Investors LLC (“Next Century”), located at 5500 Wayzata Blvd, Suite 1275, Minneapolis, Minnesota 55416 manages a portion of each Fund focusing on micro-cap and small-cap growth investments. As of October 31, 2007, Next Century had assets under management of approximately $2.9 billion. Thomas L. Press, Donald M. Longlet, Robert E. Scott, Peter M. Capouch, and Kaj Doerring are the portfolio managers jointly and primarily responsible for the day-to-day management of the portion of each Fund managed by Next Century and have served in that capacity since December 10, 2007. Thomas Press and Donald Longlet head the portfolio manager team, where each portfolio manager functions as a generalist and most stocks are researched by at least two of the portfolio managers. Thomas Press is the Chariman and CEO of Next Century and Donald Longlet is the President of Next Century, both serving in their respective capacities since 1998. Robert Scott has been a portfolio manager of Next Century since 2000. Peter Capouch has been a portfolio manager at Next Century since 2003, and before that he served as a consultant analyst of State Street Advisers from 2002-2003. Kaj Doerring has been a portfolio manager since 2005, and before that he served as the vice-president of sales of Think Equity Partners from 2002-2005.

Lord, Abbett & Co., LLC (“Lord Abbett”), located at 90 Hudson Street, 11th Floor, Jersey City, New Jersey 07302 manages a portion of each Fund focusing on micro-cap growth investments. As of October 31, 2007, Lord Abbett had assets under management of approximately $116.7 billion. F. Thomas O’Halloran and Anthony Hipple are the portfolio managers jointly and primarily responsible for the day-to-day management of the portion of each Fund managed by Lord Abbett and have served in that capacity since December 10, 2007. F. Thomas O’Halloran, Partner and Portfolio Manager, heads the Funds’ team and is primarily responsible for the day-to-day management of the Funds. The other senior team member is Anthony Hipple. Mr. O’Halloran joined Lord Abbett in 2001 from Dillon Read/UBS Warburg, where he served as Executive Director/Senior Research Analyst. Mr. O’Halloran is the holder of a Chartered Financial Analyst designation and has been in the investment business since 1987. Mr. Hipple joined Lord Abbett in 2002 from Piper Jaffray Asset Management, where he served as a Senior Analyst. Mr. Hipple is the holder of a Chartered Financial Analyst designation and has been in the investment business since 1995. Messrs. O’Halloran and Hipple have been members of the Fund’s investment team since 2007.

WEDGE Capital Management L.L.P. (“WEDGE Capital”), located at 301 South College Street, Suite 2920 Charlotte, North Carolina 28202 manages a portion of each Fund focusing on micro-cap value investments. As of October 31, 2007, Next Century had assets under management of approximately $10.8 billion. Peter F. Bridge, R. Michael James, Michael Gardner, and Monika LaRiche, CFA, are the portfolio managers jointly and primarily responsible for the day-to-day management of the portion of each Fund managed by WEDGE Capital and have served in that capacity since December 10, 2007. The Investment Policy Committee is responsible for general portfolio oversight with eight portfolio managers supporting research and management functions. Peter F. Bridge and R. Michael James are general partners and portfolio manager and have served in those positions during the past five years. Michael Gardner is a general partner and the director of research and has served in those positions during the past five years. Monika LaRiche is the lead micro-cap analyst on the team and has served as an equity research associate at WEDGE Capital from 2002-2003 and as an equity research analyst since 2004.

OFI Institutional Asset Management, Inc. (“OFI”), located at 470 Atlantic Avenue, 11th Floor, Boston, Massachusetts 02210 manages a portion of each Fund focusing on micro-cap core investments. As of October 31, 2007, OFI had assets under management of approximately $13.3 billion. Daniel Goldfarb, Christopher Crooks, and Steven Dray are the portfolio managers jointly and primarily responsible for the day-to-day management of the portion of each Fund managed by OFI and have served in that capacity since December 10, 2007. Daniel Goldfarb is the lead portfolio manager of the team and also serves as Vice President of OFI Institutional and Head of the Fundamental Small Cap Core/Growth team. He is also responsible for managing the micro-cap core, small-cap growth, and small-cap core strategies and serves as an Equity Analyst for these strategies. Prior to joining OFI in 2006, Dan Goldfarb was a Managing Director/Portfolio Manager at OFI’s affiliate, Babson Capital, since 1995. Christopher Crooks currently serves as a Vice President of OFI and a portfolio manager for the Fundamental Small Cap Core/Growth team. He is also responsible for managing the micro-cap core and small-cap core strategies and serves as an Equity Analyst for these strategies. Prior to joining OFI in 2006, Christopher held the position of Managing Director/Portfolio Manager at OFI’s affiliate, Babson Capital, since 2003. Prior to that, Christopher was a Managing Director/Analyst at Commerce Capital Markets responsible for covering the specialty chemicals and materials sectors. Steven Dray is also a Vice President of OFI and a Portfolio Manager for the Fundamental Small Cap Core/Growth team. He is also responsible for managing the micro-cap core, small-cap growth, and small-cap core strategies and serves as an Equity Analyst for these strategies. Prior to joining OFI in 2006, Steven was a Managing Director/Portfolio Manager at OFI’s affiliate, Babson Capital, since 2001.

Each Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 1.00% of its average daily net assets. The Investment Manager, in turn, pays a portion of this fee to each Subadvisor.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE